UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

SIGMATRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road
Elk Grove Village, Illinois 60007
(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 20, 2025, SigmaTron International, Inc., a Delaware corporation (the “Company” or “SigmaTron”), Transom Axis AcquireCo, LLC, a Delaware limited liability company (“Parent”), and Transom Axis MergerSub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”) agreed to extend the date by which Merger Sub is obligated to commence the tender offer for all of the outstanding shares of common stock of the Company pursuant to the previously announced Agreement and Plan of Merger, dated as of May 20, 2025, by and among Parent, Merger Sub and the Company (the “Merger Agreement”), from June 18, 2025 to June 26, 2025 or such other date as may be agreed to between the Company and Parent. A copy of the waiver to the Merger Agreement relating to the extension is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Waiver to Agreement and Plan of Merger, dated as of June 20, 2025, by and among Transom Axis AcquireCo, LLC, Transom Axis MergerSub, Inc. and SigmaTron International, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

The tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. It is also not a substitute for the tender offer materials that Parent and Merger Sub will file with the SEC upon commencement of the tender offer. At the time that the tender offer is commenced, Parent and Merger Sub will file tender offer materials on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AND ANY OTHER RELEVANT DOCUMENTS FILED BY PARENT, THE COMPANY OR MERGER SUB WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY THE COMPANY’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. A free copy of these materials will be available to the Company’s stockholders by visiting the Company’s website (https://sigmatronintl.com/investors/). In addition, these materials (and all other documents filed by Parent, the Company and Merger Sub with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. The information contained in, or that can be accessed through, the Company’s or Transom’s respective websites is not a part of, or incorporated by reference herein.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements.” Words such as “continue,” “anticipate,” “will,” “expect,” “believe,” “plan,” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of SigmaTron.  All statements, other than statements of historical fact, are forward-looking statements. These forward-looking statements include, among others, statements relating to the expected tender offer commencement date. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others, the risks and uncertainties inherent in the tender offer and the merger, including, among other things, (i) regarding how many of SigmaTron’s stockholders will tender their shares in the tender offer, (ii) the possibility that competing offers will be made, (iii) the ability to obtain requisite regulatory approvals, (iv) the ability to satisfy the conditions to the closing of the tender offer and the merger, (v) the expected timing of the tender offer and the merger, (vi) the possibility that the merger will not be completed, (vii) difficulties or unanticipated expenses in connection with integrating the parties’ operations, products and employees and the possibility that anticipated synergies and other anticipated benefits of the transaction will not be realized in the amounts expected, within the expected timeframe or at all, (viii) the effect of the announcement of the tender offer and the merger on Sigmatron’s and Transom’s business relationships (including, without limitations, partners and customers), (ix) the risk that SigmaTron’s stock price may fluctuate during the pendency of the tender offer and merger transactions, (x) the diversion of SigmaTron’s or Transom’s respective management’s time and attention from ongoing business operations and opportunities, (xi) the response of competitors and other market participants to the transaction, (xii) potential litigation relating to the transaction, (xiii) uncertainty as to timing of completion of the transaction and the ability of each party to consummate the transaction, (xiv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (xv) the expected tax treatment of the transaction, (xvi) and the impact of global macroeconomic conditions and supply chain challenges on SigmaTron’s business and (xvii) other circumstances beyond SigmaTron’s and Transom’s control. You should not place undue reliance on these forward-looking statements. Certain of these and other risks and uncertainties are discussed in SigmaTron’s and Transom’s filings with the SEC, including the Schedule TO (including the offer to purchase, letter of transmittal and related documents) Transom and its acquisition subsidiary will file with the SEC, and the Solicitation/Recommendation Statement on Schedule 14D-9 that SigmaTron will file with the SEC, and SigmaTron’s most recent Form 10-K and Form 10-Q filings with the SEC. Except as required by law, neither SigmaTron nor Transom undertakes any duty to update forward-looking statements to reflect events after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: June 20, 2025	By:	/s/ Gary R. Fairhead
Gary R. Fairhead
Chief Executive Officer